Exhibit 10.5

SELLER RELEASE

This Seller Release (this “Release”) is dated as of this ____ day of April, 2022, by and among Watermark Developments Limited, a British Virgin Islands corporation (the “Releasing Party”), in its capacity as the sole stockholder of Euda Health Limited, a British Virgin Islands corporation (the “Company”), the Company, and 8i Acquisition 2 Corp., a British Virgin Islands corporation (“Purchaser”). Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Releasing Party, the Company, and Purchaser have entered into that certain Stock Purchase Agreement dated as of March ___, 2022 (as such agreement may be amended, modified or supplemented and in effect from time to time, the “Purchase Agreement”), pursuant to which Purchaser will, at the Closing, purchase all of the Company Ordinary Shares from the Releasing Party.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Release do hereby agree as follows:

1. The Releasing Party, on behalf of itself and its Affiliates, heirs, assigns and representatives, and any Person claiming by, through or under any of the foregoing, releases, remises, acquits and forever discharges Purchaser, the Company, the Company Subsidiaries and all of their respective past and present officers, directors, managers, stockholders, members, employees, agents, predecessors, Subsidiaries, Affiliates, estates, successors, assigns, partners and attorneys (each, a “Released Party”) to the maximum extent permitted by Law, from any and all claims, obligations, rights, liabilities or commitments of any nature whatsoever (collectively, the “Claims”), whether known or unknown, suspected or unsuspected, that the Releasing Party, individually or as a member of any class, now has, owns or holds or has at any time heretofore ever had, owned or held, or may in the future have, own or hold against Purchaser, the Company and the other Released Parties, arising at or prior to the Closing, or related to any act, omission or event occurring, or condition existing, at or prior to the Closing. Notwithstanding the foregoing, this Release shall not act in any manner to waive or release any Claims against Purchaser, the Company or the Company Subsidiaries or any other Released Party (i) arising in the first instance after the date of this Release under the Purchase Agreement or any other agreements, documents or instruments contemplated by or entered into pursuant to the Purchase Agreement, and (ii) under the organizational or governing documents of, or any indemnification agreements with, the Purchaser or any of its Subsidiaries (including, without limitation, the Company and the Company Subsidiaries). The Claims released by the Releasing Party under this Section 1 are collectively referred to herein as the “Released Claims”.

2. The Releasing Party hereby represents, warrants and covenants to each Released Party that there has not been and will not be any assignment or other transfer of any right or interest in any Released Claims, and hereby agrees to indemnify and hold each Released Party harmless from any Damages directly or indirectly incurred by any of the Released Parties as a result of any Person asserting any right or interest pursuant to any such purported assignment or transfer of any such right or interest.

3. The Releasing Party hereby agrees that if the Releasing Party hereafter commences, joins in, or in any manner seeks relief through any Proceeding arising out of, based upon, or relating to any of the Released Claims, or in any manner asserts against any Released Party any of the Released Claims, then the Releasing Party will pay to such Released Party, in addition to any other Damages, direct or indirect, all attorneys’ fees incurred in defending or otherwise responding to such Proceeding.

4. The provisions of this Release are (i) intended to be for the benefit of, and shall be enforceable by each Released Party, it being expressly agreed that such Persons shall be third party beneficiaries of this Release to the extent not a party hereto, and (ii) in addition to, and not in substitution for, any other right to indemnification or contribution that any such Person may have by contract or otherwise.

5. If any provision of this Release shall hereafter be held to be invalid or unenforceable for any reason, that provision shall be reformed to the maximum, extent permitted to preserve the parties’ original intent; failing which, it shall be severed from this Release with the balance of this Release continuing in full force and effect. Such occurrence shall not have the effect of rendering the provision in question invalid in any other jurisdiction or in any other case or circumstances, or of rendering invalid any other provisions contained therein to the extent that such other provisions are not themselves actually in conflict with any applicable Law.

6. This Release shall be governed and construed in accordance with the internal laws of the State of New York.

7. Each of the parties irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of, and venue in, any New York state court, or, if no such state court has proper jurisdiction, the United States District Court for the Southern District of New York and in either case, any appellate court thereof, in any Proceeding arising out of or relating to this Release or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such Proceeding except in such courts, (b) agrees that any Claim in respect of any such Proceeding may be heard and determined in such New York state court, or if no such state has proper jurisdiction, then such Federal court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in such New York state or Federal court, and (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in such New York state or Federal court. Each of the parties hereto agrees that a judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Release irrevocably consents to service of process in the manner provided for notices in Section 12.6 of the Purchase Agreement. Nothing in this Release will affect the right of any party to this Release to serve process in any other manner permitted by Law.

2

8. If any Proceeding is brought related to this Release or the enforcement of any provision hereof, the successful or prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs incurred in that Proceeding, in addition to any other relief to which it may be entitled.

9. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS RELEASE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RELEASE AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS RELEASE BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS IN THIS RELEASE.

10. This Release may be executed and delivered electronically (including by pdf transmission) and in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

11. This Release may be amended, modified and supplemented only by a written instrument executed by all of the parties hereto.

Signature page follows

3

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Release as of the date first written above.

COMPANY:

Euda Health Limited

By:
Name:
Title:

PURCHASER:

8i Acquisition 2 Corp.

By:
Name:
Title:

RELEASING PARTY:

Watermark Developments Limited

By:
Name:
Title:

[Signature Page – Seller Release]